Acquisition of Lixin Cayman (Details) - Schedule of estimated fair values for major classes of assets acquired and liabilities	Dec. 20, 2019 USD ($)
Schedule of estimated fair values for major classes of assets acquired and liabilities [Abstract]
Net tangible assets	$ 44,762,922	[1]
Customer relationship	156,950	[2]
License	1,983,277	[3]
Non-Compete Agreements	2,454,127	[4]
Deferred tax liabilities recognized	(1,148,589)
Other intangible assets	243,072	[5]
Less: Noncontrolling interests	(16,936,604)
Total purchase consideration	$ 31,515,155

[1]	The following is a reconciliation of the fair value of major classes of assets acquired and liabilities assumed which comprised of net tangible assets on December 20, 2019.
[2]	Lixin has provided financial services to over 300 clients in the past four years, which will enable the Company to benefit from these customer in future operations and with an estimated average finite useful life of three years.
[3]	Lixin has obtained the Financing Guarantee Agency Business License which permits the Company to engage in financing guarantee business, non-financial guarantee business and consulting intermediary business related to guarantee business. The estimated useful life of the license is 10 years.
[4]	Pursuant to purchase agreement between the Company and Lixin, Lixin's management and key employees were limited to be engaged in similar business to compete with the Company during the performance commitment period and within six-months to two years after leaving.
[5]	Approximately $0.24 million of other intangible assets arising from the acquisition was mainly for the assembled workforce.